Exhibit 10.24

AMENDMENT TO THE EMPLOYMENT AGREEMENT

This AMENDMENT TO THE EMPLOYMENT AGREEMENT by and between Old Point Financial Corporation (the “Holding Company”) and The Old Point National Bank of Phoebus (the “Bank”) (the Holding Company and the Bank are collectively referred to herein as “Old Point”) and Robert F. Shuford, Jr. (hereinafter referred to as “Executive”) is made this 10th day of January, 2025.

WHEREAS, Old Point and Executive entered into an Employment Agreement dated February 22, 2018, setting forth the terms and conditions of Executive’s employment with Old Point, as further amended (the “Employment Agreement”); and

WHEREAS, Old Point and Executive desire to amend the Employment Agreement to clarify that severance payments due for a termination without “Cause” or for “Good Reason” within two (2) years following a “Change of Control” (as such terms are defined in the Employment Agreement) are conditioned on compliance with the non-compete and other post-employment covenants set forth in the Employment Agreement and for which severance payments due under Section 7(a) of the Employment Agreement for a termination without Cause or for Good Reason not within two (2) years following a Change of Control are expressly conditioned.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          The first sentence of Section 7(b) of the Employment Agreement is amended effective immediately to read as follows:

“Notwithstanding the foregoing, all payments and benefits otherwise due under Sections 7(a) or 9(a), as applicable, shall cease to be paid, and the Bank shall have no further obligation due with respect thereto, in the event Executive engages in any conduct prohibited by Sections 7 or 8.”

2.         Except as modified by this Amendment, all other terms and conditions of the Employment Agreement are ratified and affirmed.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written herein.

OLD POINT FINANCIAL CORPORATION
ADDRESS:
101 EAST QUEEN STREET
HAMPTON, VA 23669

Date:	1/10/2025	By:	/s/ Joseph R. Witt
		Its:	EVP & Chief Strategy Officer

THE OLD POINT NATIONAL BANK OF PHOEBUS
ADDRESS:
101 EAST QUEEN STREET
HAMPTON, VA 23669

Date:	1/10/2025	By:	/s/ Joseph R. Witt
		Its:	President, Financial Services and CSO

ROBERT F. SHUFORD, JR.

Date:	1//10/2025	/s/ Robert F. Shuford, Jr.